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                                                                     EXHIBIT 3.3

                                    BYLAWS

                                      OF

                        CLEAN ENERGY TECHNOLOGIES, INC.
                           (A Delaware corporation)

                                  ARTICLE ONE

                                    OFFICES
                                    -------

     1.01 Registered Office.  The registered office of Clean Energy
          -----------------
Technologies, Inc. (the "Company") in the State of Delaware shall be in the City of Dover, County of Kent.

     1.02 Other Offices.  The Company shall also have and maintain an office or
          -------------
principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.

                                  ARTICLE TWO

                                CORPORATE SEAL
                                --------------

     2.01 Corporate Seal.  The corporate seal shall consist of a die bearing
          --------------
the name of the Company and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 ARTICLE THREE

                            STOCKHOLDERS' MEETINGS
                            ----------------------

     3.01 Place Of Meetings.  Except as otherwise provided in the Certificate
          -----------------
of Incorporation of the Company with respect to any meetings of holders of the Series A Convertible Preferred Stock of the Company, meetings of the stockholders of the Company shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Company required to be maintained pursuant to section 1.02 hereof.
                                      ------------

     3.02 Annual Meeting.
          --------------

          A.   Date of Annual Meeting. .The annual meeting of the stockholders
               ----------------------
of the Company, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. [[The date so designated shall be within seven (7) months after the end of the Company's fiscal year, and within fifteen (15) months after the last annual meeting of the stockholders has taken place.]]

          B.   Business To Be Conducted At Annual Meeting.  At an annual
               ------------------------------------------
meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

               (1) Specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,

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               (2) Otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

               (3) Otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event Public Announcement (as such term is defined below section 3.02D)of the date of such annual meeting is first
                   -------------
     made by the Company fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which Public Announcement of the date of such meeting is first made by the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:
     (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business; and (v) if the Company is a "Reporting Company" (i.e., is required to file reports pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the
     Exchange Act, in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must, in the event the Company is then a Reporting Company, provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this section
                                                                        -------
     3.02B.  The chairman of the annual meeting shall, if the facts warrant,
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     determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this section
                                                                      -------
     3.02B, and, if he should so determine, he shall so declare at the meeting
     -----
     that any such business not properly brought before the meeting shall not be transacted.

          C.   Nomination of Directors. Except to the extent otherwise provided
               -----------------------
in the Certificate of Incorporation of the Company with respect to nominations reserved for holders of the Series A Convertible Preferred Stock of the Company, this section 3.02C shall govern nominations of persons for election to the Board
     -------------
of Directors of the Company. Only persons who are confirmed in accordance with the procedures set forth in this section 3.02C shall be eligible for election as
                                 -------------
directors.

               (1) Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Company entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this section 3.02C. Such
                                                  -------------
     nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company in accordance with the provisions of section
                                                                   -------
     3.02B. Such stockholder's notice shall set forth:
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                    (a)  As to each person, if any, whom the stockholder
          proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person,
          (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) in the event the Company is then a Reporting Company, any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

                    (b) As to such stockholder giving notice, the information required to be provided pursuant to section 3.02B.
                                              -------------

               (2) At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Company that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this section
                                                                   -------
     3.02C.  The chairman of the meeting shall, if the facts warrant, determine
     -----
     and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

          D.   Public Announcement.  For purposes of this section 3.02, "Public
               -------------------                        ------------
Announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     3.03 Special Meetings.
          ----------------

          A.   Call; Place; Date.  Except to the extent otherwise provided in
               -----------------
the Certificate of Incorporation of the Company with respect to special meetings of holders of the Preferred Stock of the Company, special meetings of the stockholders of the Company may be called, for any purpose or purposes, by: (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or
(iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

          B.   Request; Business.  Except to the extent otherwise provided in
               -----------------
the Certificate of Incorporation of the Company with respect to special meetings of holders of the Series A Convertible Preferred Stock of the Company, the form of request, business to be conducted, and time and place of any special meeting of stockholders of the Company shall be governed by the terms of this section
                                                                      -------
3.03B.  If a special meeting is called by any person or persons other than the
-----
Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Company. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of

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the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of section 3.04 of these Bylaws. If the notice is not given within
              ------------
sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this section 3.03B shall be construed as limiting,
                                  -------------
fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

     3.04 Notice Of Meetings.  Except to the extent otherwise provided in the
          ------------------
Certificate of Incorporation of the Company with respect to special meetings of holders of the Series A Convertible Preferred Stock of the Company, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any such meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and may be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     3.05 Quorum.  At all meetings of stockholders, except where otherwise
          ------
provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of not less than one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Company; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of such directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

     3.06 Adjournment And Notice Of Adjourned Meetings.  Any meeting of
          --------------------------------------------
stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.
At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     3.07 Voting Rights.  For the purpose of determining those stockholders
          -------------
entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Company on the record date, as provided in section 3.09 of these Bylaws,
                                                  ------------
shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so

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either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

     3.08  Joint Owners Of Stock.  If shares or other securities having voting
           ---------------------
power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one (1) votes, his act binds all; (ii) if more than one (1) votes, the act of the majority so voting binds all; and (iii) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of clause (iii) shall be a majority or even-split in interest.
   ------------

     3.09  List Of Stockholders. The Secretary shall prepare and make, at least
           --------------------
ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

     3.10  Action Without Meeting.  Except to the extent otherwise provided in
           ----------------------
the Certificate of Incorporation of the Company with respect to actions taken without a meeting by holders of the Preferred Stock of the Company, no action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent unless approved the affirmative vote of the holders of at least 66 2/3 percent of the combined voting power of the outstanding shares of stock of all classes and series thereof entitled to vote on such matter.

     3.11  Organization.
           ------------

           A.  Chair; Secretary.  At every meeting of stockholders, the
               ----------------
Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

           B.  Procedures.  The Board of Directors of the Company shall be
               ----------
entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, any of the following:

               (1)  Establishing an agenda or order of business for the meeting;

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               (2)  Appointing inspectors of election to (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies; (ii) receive votes, ballots, or consents; (iii) count and tabulate all votes or consents; and (iv) determine the result; and

               (3) Establishing rules and procedures for maintaining order at the meeting and the safety of those present including, without limitation;
     (i) limitations on participation in such meeting to stockholders of record of the Company and their duly authorized and constituted proxies and such other persons as the chairman shall permit; (ii) restrictions on entry to the meeting after the time fixed for the commencement thereof; (iii) limitations on the time allotted to questions or comments by participants; and (iv)regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                 ARTICLE FOUR

                                   DIRECTORS
                                   ---------

     4.01 Number And Qualification.  The authorized number of directors of the
          ------------------------
Company shall be not less than two (2) nor more than twelve (12) [[REVIEW]] as fixed from time to time by resolution of the Board of Directors; provided, however that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

     4.02 Powers.  The powers of the Company shall be exercised, its business
          ------
conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

     4.03 Election And Term Of Office Of Directors.  Members of the Board of
          ----------------------------------------
Directors shall hold office for the terms specified in the Certificate of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Certificate of Incorporation.

     4.04 Vacancies.  Unless otherwise provided in the Certificate of
          ---------
Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

     4.05 Resignation.  Any director may resign at any time by delivering his
          -----------
written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. Except to the extent otherwise provided in the Certificate of Incorporation of the Company with respect to the nomination and election of directors reserved for holders

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of the Series A Convertible Preferred Stock of the Company, in the event one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

     4.06 Removal. Subject to any limitations imposed by law and the provisions
          -------
of the Certificate of Incorporation relating to the removal of directors reserved for holders of the Preferred Stock of the Company, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the then-outstanding shares of voting stock of the Company entitled to vote at an election of directors ("Voting Stock").

     4.07 Meetings.
          --------

          A.   Annual Meetings.  The annual meeting of the Board of Directors
               ---------------
shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

          B.   Regular Meetings.  Except as hereinafter otherwise provided,
               ----------------
regular meetings of the Board of Directors shall be held in the office of the Company required to be maintained pursuant to section 1.02 hereof. Unless
                                              ------------
otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

          C.   Special Meetings.  Unless otherwise restricted by the
               ----------------
Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

          D.   Telephone Meetings.  Any member of the Board of Directors, or of
               ------------------
any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          E.   Notice Of Meetings.  Notice of the time and place of all special
               ------------------
meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          F. Waiver Of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

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     4.08 Quorum And Voting.
          -----------------

          A.   Quorum.  Unless the Certificate of Incorporation requires a
               ------
greater number and except with respect to indemnification questions arising under section 11.01 hereof, for which a quorum shall be one-third of the exact
      -------------
number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          B.   Vote.  At each meeting of the Board of Directors at which a
               ----
quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

     4.09 Action Without Meeting.  Unless otherwise restricted by the
          ----------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     4.10 Fees And Compensation.  Directors shall be entitled to such
          ---------------------
compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     4.11 Committees.
          ----------

          A.   Executive Committee.  The Board of Directors may by resolution
               -------------------
passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Company to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, recommending to the stockholders a dissolution of the Company or a revocation of a dissolution, or amending the Bylaws of the Company.

          B.   Other Committees.  The Board of Directors may, by resolution
               ----------------
passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

          C.   Term.  Each member of a committee of the Board of Directors
               ----
shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of section 4.11A and section 4.11B of this Bylaw may at any time increase or
-------------     -------------
decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          D.   Meetings. Unless the Board of Directors shall otherwise provide,
               --------
regular meetings of the Executive Committee or any other committee appointed pursuant to this section 4.11 shall be held at such times and places as are
                 ------------
determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

          E.   Organization.  At every meeting of the directors, the Chairman
               ------------
of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                 ARTICLE FIVE

                                    NOTICES
                                    -------

     5.01 Notice To Stockholders.  Whenever, under any provisions of these
          ----------------------
Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Company or its transfer agent.

     5.02 Notice To Directors.  Any notice required to be given to any director
          -------------------
may be given by the method stated in section 5.01, or by facsimile, telex or
                                     ------------
telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

     5.03 Affidavit Of Mailing.   An affidavit of mailing, executed by a duly
          --------------------
authorized and competent employee of the Company or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

     5.04 Time Notices Deemed Given.   All notices given by mail, as above
          -------------------------
provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

     5.05 Methods Of Notice.   It shall not be necessary that the same method of
          -----------------
giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

     5.06 Failure To Receive Notice.   The period or limitation of time within
          -------------------------
which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him ill the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

     5.07 Notice To Person With Whom Communication Is Unlawful.   Whenever
          ----------------------------------------------------
notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the Company, to any person with whom communication is unlawful, the giving of such notice to such person shall not be require and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     5.08 Notice To Person With Undeliverable Address.   Whenever notice is
          -------------------------------------------
required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the Company, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Company and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Company a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Company is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this section
                                                                     -------
5.08.
----

                                  ARTICLE SIX

                                   OFFICERS
                                   --------

     6.01 Officers Designated.   The officers of the Company shall include a
          -------------------
Chairman of the Board of Directors, a President, a Secretary and a Chief Financial Officer, provided, however, the Board of Directors may designate a Chief Executive Officer and/or Chief Operating Officer in addition to, or in lieu of, the

President. The Board of Directors may also designate one or more Vice Presidents, a Treasurer and a Controller. All of the aforesaid officers shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Company at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Company shall be fixed by or in the manner designated by the Board of Directors.

     6.02 Tenure And Duties Of Officers.
          -----------------------------

          A.   General.   All officers shall hold office at the pleasure of the
               -------
Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Notwithstanding the rights reserved to the Board of Directors under this section 6.02A to remove any officer at any time, the
                     -------------
Company may, upon approval by the Board of Directors, enter into employment agreements for specified terms with any officer, in which case such officer shall be entitled to all contractural remedies against the Company (other than the right to remain an officer notwithstanding the termination) should the Company terminate such contract.

          B.   Duties Of Chairman Of The Board Of Directors.   The Chairman of
               --------------------------------------------
the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, Chief Executive Officer and/or Chief Operating Officer pursuant to section 6.02C or Vice
                                                   -------------
President pursuant to section 6.02D, the Chairman of the Board of Directors
                      -------------
shall also serve as the chief executive officer of the Company and shall have the powers and duties prescribed in section 6.02C.
                                    -------------

          C.   Duties Of President (Chief Executive Officer; Chief Operating
               -------------------------------------------------------------
Officer).   The President shall be the chief executive officer of the Company
--------
and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Company; provided, however, the Board of Directors may designate a Chief Executive Officer and/or Chief Operating Officer in addition to, or in lieu of, the President, which case the duties of the President as chief executive officer of the Company shall be allocated amongst such offices as follows (unless otherwise designated by the Board of Directors):

               (1) Should the Board of Directors designate a Chief Executive Officer and a Chief Operating Officer in lieu of a President, the Chief Operating Officer shall generally be delegated responsibility for daily supervision and control over the operations of the Company, while the Chief Executive Officer shall be perform the other duties of a chief executive officer. In such event the Chief Operating shall be subordinate to and subject to the control of the Chief Executive Officer unless otherwise designated by the Board of Directors.

               (2) Should the Board of Directors designate a Chief Executive Officer and a Chief Operating Officer in addition to a President, the Chief Operating Officer shall generally be delegated responsibility for daily supervision and control over the operations of the Company, while the Chief Executive Officer and the President shall be perform the other duties of a chief executive officer. In such event the Chief Operating shall be subordinate to and subject to the control of the Chief Executive Officer and President unless otherwise designated by the Board of Directors, and the President shall be. subordinate to and subject to the control of the Chief Executive Officer unless otherwise designated by the Board of Directors.

               The President and/or Chief Executive Officer and/or Chief Operating Officer shall each also perform other duties commonly incident to such offices, and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer or, if none, the President, shall also preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.

          D.   Duties Of Vice Presidents.   In the absence or disability of the
               -------------------------
President, Chief Executive Officer and Chief Operating Officers, the duties and responsibilities of such officer or officers as the Company's chief executive officer shall be carried out by the highest ranking available Vice President if Vice Presidents are ranked, or if not, by a Vice President designated by the Board of Directors. When so acting, a Vice President shall have all the powers of and be subject to all the restrictions on the President. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President (or chairman of the Board if there is not a President) shall designate from time to time. Vice Presidents of the Company shall have such other powers and perform such other duties as prescribed from time to time by the Board of Directors, these Bylaws, or the.

          E.   Duties Of Secretary.   The Secretary shall attend all meetings of
               -------------------
the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Company. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          F.   Duties Of Chief Financial Officer.   The Chief Financial Officer
               ---------------------------------
shall keep or cause to be kept the books of account of the Company in a thorough and proper manner and shall render statements of the financial affairs of the Company in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Company. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     6.03 Delegation Of Authority.   The Board of Directors may from time to
          -----------------------
time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     6.04 Resignations.   Any officer may resign at any time by giving written
          ------------
notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Company under any contract with the resigning officer.

     6.05 Removal.   Any officer may be removed from office at any time, either
          -------
with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                 ARTICLE SEVEN

                     STOCK AND OTHER SECURITIES OF COMPANY
                     -------------------------------------

     7.01 Form And Execution Of Stock Certificates.   Certificates for the
          ----------------------------------------
shares of stock of the Company shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Company shall be entitled to have a certificate signed by or in the name of the Company by (i) the Chairman of the Board of Directors, or the President or Chief Executive Officer or Chief Operating Officer or any Vice President; and (ii) by the Chief Financial Officer or Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Company. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Company shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section 7.01 or otherwise required by
                                        ------------
law or with respect to this section 7.01 a statement that the Company will
                            ------------
furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

     7.02 Lost Stock Certificates.   A new certificate or certificates shall be
          -----------------------
issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Company may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Company a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed.

     7.03 Transfers.
          ---------

          A.   Transfers.   Transfers of record of shares of stock of the
               ---------
Company shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

          B.   Restrictions On Transfers.   The Company shall have power to
               -------------------------
enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     7.04 Fixing Record Dates.
          -------------------

          A.   Record Date; General Meetings.   In order that the Company may
               -----------------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          B.   Record Date; Actions Concerning Securities.   In order that the
               ------------------------------------------
Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     7.05 Registered Stockholders.   The Company shall be entitled to recognize
          -----------------------
the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

     7.06 Execution Of Other Securities.   All bonds, debentures and other
          -----------------------------
corporate securities of the Company, other than stock certificates (covered in section 7.01), may be signed by the Chairman of the Board of Directors, the
------------
President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Company or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Company and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Company.

                                 ARTICLE EIGHT

               EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF

                        SECURITIES OWNED BY THE Company
                        -------------------------------

     8.01 Execution Of Corporate Instrument.   Subject to Article Seven
          ---------------------------------               -------------
governing the execution of the Company's securities, the Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Company any corporate instrument or document, or to sign on behalf of the Company the corporate name without limitation, or to enter into contracts on behalf of the Company, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Company. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Company, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Company, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiting the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Company or in special accounts of the Company shall be signed by such person .or persons as the Board of Directors shall authorize so to do. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.02 Voting Of Securities Owned By The Company.   All stock and other
          -----------------------------------------
securities of other corporations owned or held by the Company for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer or any Vice President.

                                 ARTICLE NINE

                                   DIVIDENDS
                                   ---------

     9.01 Declaration Of Dividends.   Dividends upon the capital stock of the
          ------------------------
Company, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     9.02 Dividend Reserve.   Before payment of any dividend, there may be set
          ----------------
aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the Board of Directors shall think conducive to the interests of the Company, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE TEN

                                  FISCAL YEAR
                                  -----------

     10.01  Fiscal Year.   The fiscal year of the Company shall be fixed by
            -----------
resolution of the Board of Directors.

                                ARTICLE ELEVEN

      INDEMNIFICATION OF DIRECTORS, EXECUTIVE OFFICERS, OTHER OFFICERS,
       ----------------------------------------------------------------
                          EMPLOYEES AND OTHER AGENTS
                         --------------------------

     11.01  Indemnification of Directors and Officers.   The Company shall
            -----------------------------------------
indemnify its directors and officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the Company may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the Company shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Delaware General Corporation Law or (iv) such indemnification is required to be made under section 11.04.
           -------------

     11.02  Indemnification of Employees And Other Agents.   The Company shall
            ---------------------------------------------
have power to indemnify its employees and other agents as set forth in the Delaware General Corporation Law.

     11.03  Expense.   The Company shall advance to any person who was or is a
            -------
party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Company, or is or was serving at the request of the Company as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to section
                                                                       -------
11.05 of this Bylaw, no advance shall be made by the Company to an officer of
-----
the Company (except by reason of the fact that such officer is or was a director of the Company in which event this section 11.03 shall not apply) in any action,
                                   -------------
suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

     11.04  Enforcement.   Without the necessity of entering into an express
            -----------
contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Company and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the Company shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Delaware General Corporation Law for the Company to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Company (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Company) for advances, the Company shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Company, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Company (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article Eleven or otherwise shall be on the Company.
           --------------

     11.05  Non-Exclusivity Of Rights.   The rights conferred on any person by
            -------------------------
this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

     11.06  Survival Of Rights.   The rights conferred on any person by this
            ------------------
Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     11.07  Insurance.   To the fullest extent permitted by the Delaware General
            ---------
Corporation Law, the Company, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

     11.08  Amendments.   Any repeal or modification of this Bylaw shall only be
            ----------
prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Company.

     11.09  Saving Clause.   If this Bylaw or any portion hereof shall be
            -------------
invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

     11.10  Certain Definitions.   For the purposes of this Bylaw, the following
            -------------------
definitions shall apply:

            A. The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

            B. The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

            C. The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          D. References to a "director," "executive officer," "officer," "employee," or "agent" of the Company shall include, without limitation, situations where such person is serving at the request of the Company as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

          E. References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Bylaw.

                                ARTICLE TWELVE

                                  AMENDMENTS
                                  ----------

     12.01  Amendment of Bylaws.
            -------------------

            A. Except as expressly provided elsewhere in these Bylaws, any provision contained in these Bylaws may be altered or amended or repealed, and new provisions to these Bylaws may be adopted, and new or restated Bylaws may be adopted, by the affirmative vote of a majority of the voting power of all of the then-outstanding shares of the Voting Stock; provided, however, that (i) any provision adopted by a supermajority vote of the stockholders, or requiring a supermajority vote of the stockholders for alteration, amendment or repeal, may only be altered, amended or repealed (either independently or as part of new or restated Bylaws) by such supermajority vote; and (ii) no provision shall be altered or amended or repealed or adopted (either independently or as part of new or restated Bylaws) which are inconsistent with any provision contained in the Certificate of Incorporation. Any action taken in violation of clause (i)
                                                                    ----------
and/or clause (ii) above shall be null and void ab initio.
       -----------

            B. Except as expressly provided elsewhere in these Bylaws, any provision contained in these Bylaws may be altered or amended or repealed, and new provisions to these Bylaws may be adopted, and new or restated Bylaws may be adopted, by the Board of Directors; provided, however, (1) that the Board may not, unless and to the extent expressly reserved to the Board of Directors, alter, amend, repeal or adopt any provision (either independently or as part of new or restated Bylaws) adopted by a supermajority vote of the stockholders, or requiring a supermajority vote of the stockholders for alteration, amendment or repeal; and (2) no provision shall be altered or amended or repealed or adopted (either independently or as part of new or restated Bylaws) which are inconsistent with any provision contained in with the Certificate of Incorporation. Any action taken in violation of clause (i) and/or clause (ii)
                                                 ----------        -----------
above shall be null and void ab initio.

            C. This section may only be altered, amended or repealed by a vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.

     12.02  Effect of Certificate of Incorporation on Bylaws.   Any provision in
            ------------------------------------------------
these Bylaws which is inconsistent with the terms of the Certificate of Incorporation shall, to the extent inconsistent therewith, be superceded by the terms of the Certificate of Incorporation.

                               ARTICLE THIRTEEN

                               LOANS TO OFFICERS
                               -----------------

     13.01  Loans To Officers.   The Company may lend money to, or guarantee any
            -----------------
obligation of, or otherwise assist any officer or other employee of the Company or of its subsidiaries, including any officer or employee who is a Director of the Company or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the Company. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Company. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Company at common law or under any statute